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                            TAX-FREE INVESTMENTS CO.
                             CASH RESERVE PORTFOLIO
                            PRIVATE INVESTMENT CLASS

                       Supplement dated December 18, 1998
                     to the Prospectus dated July 24, 1998


        Effective December 18, 1998, and pursuant to separate prospectuses, Tax-Free Investments Co. (the "Company") now offers shares of four additional classes of shares of common stock of the Cash Reserve Portfolio: the Cash Management Class, the Personal Investment Class, the Reserve Class and the Resource Class.

        A revised Statement of Additional Information, dated December 18, 1998, has been filed with the Securities and Exchange Commission and can be obtained without charge by writing or calling the Company or Fund Management Company.